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                                         NASCOR MORTGAGE LOAN POOL

                                     10-YEAR THROUGH 15-YEAR FIXED RATE

                                  NON-RELOCATION AND RELOCATION MORTGAGES

                                           NASCOR SERIES 1999-22

                                           POOL PROFILE (7/9/99)

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

                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE

                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $200,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Aug-99
     INTEREST RATE RANGE                                        5.50% - 9.00%

     GROSS WAC                                                          6.86%                (+/- 10 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      176                (+/- 2 month)

     WALTV                                                                67%                (maximum 70%)

     CALIFORNIA %                                                         27%                (maximum 35%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 2%                (maximum  5%)

     AVERAGE LOAN BALANCE                                            $331,000           (maximum $360,000)
     LARGEST INDIVIDUAL LOAN BALANCE                                 $997,000         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                 22%               (maximum  25%)

     PRIMARY RESIDENCE %                                                  94%                (minimum 91%)

     SINGLE-FAMILY DETACHED %                                             95%                (minimum 92%)

     FULL DOCUMENTATION %                                                 85%                (minimum 82%)

     UNINSURED (greater than) 80% LTV %                                    3%                 (maximum 5%)

     TEMPORARY BUYDOWNS                                                    0%                (maximum  5%)

     RELOCATION %                                                          4%                 (maximum 6%)

                 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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     (1)  All dollar amounts are  approximate  and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                                         NASCOR MORTGAGE LOAN POOL
                                     10-YEAR THROUGH 15-YEAR FIXED RATE

                                  NON-RELOCATION AND RELOCATION MORTGAGES

                                           NASCOR SERIES 1999-22
                                            PRICING INFORMATION

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
     RATING AGENCIES                                                 TBD by Norwest

     PASS THRU RATE                                                           6.50%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                     0.45%

     PRICING DATE                                                         08-Jul-99

     FINAL STRUCTURE DUE DATE                                             10-Aug-99               9:00 AM

     SETTLEMENT DATE                                                      27-Aug-99

     ASSUMED SUB LEVELS                                                         AAA                2.000%
                                                                                 AA                1.200%

                                                                                  A                0.850%
                                                                                BBB                0.500%

                                                                                 BB                0.300%
                                                                                  B                0.150%

                                                          Note:  AAA Class will be rated by two rating agencies.
                                                          AA through B Classes will be rated by one rating agency.

     NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-22. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.

     NASCOR CONTACTS                                        Brad Davis (301)846-8009
                                                            Lori Fountain (301)846-8185

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